SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K


                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



           Date of Report (Date of earliest event reported):
                          February 11, 1999


              INTERNATIONAL LEASE FINANCE CORPORATION
              ---------------------------------------
       (Exact name of registrant as specified in its charter)



   California         0-11350             22-3059110
------------------   --------------    -------------------
(State or other      (Commission         (IRS Employer
jurisdiction of       File Number)      Identification No.)
incorporation)


1999 Avenue of the Stars, 39th Floor, Los Angeles, CA  90067
-------------------------------------------------------------
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number including area code: (310) 788-1999

(Former name or former address, if changed since last report.)
--------------------------------------------------------------
 Not applicable.


Item 7.    Financial Statements and Exhibits

      (c)  Exhibits

1.1 Letter Agreement, dated February 11, 1999, amending the Distribution Agreement dated March 10, 1998, as amended, by and among the Registrant and Morgan
         Stanley & Co. Incorporated, Salomon Smith Barney Inc.
         (formerly Salomon Brothers Inc.), Merrill Lynch & Co.,
         Merrill Lynch, Pierce, Fenner & Smith Incorporated,
         NationsBank Montgomery Securities LLC (formerly
         BancAmerica Robertson Stephens), Chase Securities Inc.,
         Lehman Brothers Inc. and Goldman, Sachs & Co. relating to the Registrant's Medium-Term Notes, Series J (the "Notes").

4.1      Officers' Certificate (without exhibits), dated
         February 11, 1999, establishing the terms of the Notes.

5.1 Opinion of O'Melveny & Myers LLP regarding the legality of the Notes.

23.1     Consent of O'Melveny & Myers LLP (included in
         Exhibit 5.1 hereto).

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        INTERNATIONAL LEASE FINANCE CORPORATION



                         By: /s/ Alan H. Lund
                             ---------------------------------
                             Alan H. Lund
                             Executive Vice President,
                             Co-Chief Operating Officer and
                             Chief Financial Officer

DATED:  February 11, 1999

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